UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 16, 2011

STANDARD GOLD, INC.

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-14319	84-0991764
(Commission File Number)	(IRS Employer Identification No.)

80 South Eighth Street, Suite 900
Minneapolis, MN  55402

(Address of principal executive offices) (Zip Code)

(612) 349-5277

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 21, 2009, Shea Mining and Milling LLC (“Shea”), and NJB Mining, Inc. (“NJB”) entered into a certain Loan Agreement (as amended or assigned from time to time, the “Loan Agreement”) pursuant to which NJB made a $2,500,000 loan (the “Loan”) secured by a Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing, (as modified, the “Deed of Trust”) on certain  real and personal property rights located in Tonopah, Nevada (“Tonopah”). The Loan Agreement, the note evidencing the loan, the Deed of Trust and all other related and ancillary documents are hereinafter referred to as the “Loan Documents.”

On March 15, 2011, the Registrant executed an Assignment and Assumption of Loan Documents and Loan Modification Agreement, by and between the Registrant, Shea and NJB (the “Loan Modification Agreement”) for the Tonopah property, pursuant to which the Registrant acquired all of Shea’s right, title and interest in Tonopah, and assumed all of the associated liabilities, including those contained in the Loan Documents. The Loan matured on August 21, 2010, and the Registrant failed to pay the balance due and owing under the Loan (the “Default”) and was unable to cure the Default. As a result of the Default, NJB had the immediate right to exercise it rights and remedies under the Loan Agreement, including without limitation, foreclosing on the Tonopah property. On September 1, 2011, the Registrant and NJB entered into that certain forbearance agreement (the “NJB Forbearance Agreement”), whereby NJB agreed to forbear, until October 10, 2011 (the “Forbearance Period”), from initiating legal proceedings, including foreclosure of the Deed of Trust, to enforce collection remedies against the Registrant under the Loan Agreement. Furthermore, NJB agreed that the Registrant could extend the Forbearance Period for two additional thirty day periods, until December 9, 2011.

On December 9, 2011, Pure Path Capital Management Company, LLC. (“Pure Path”) purchased the Loan Documents and the NJB Forbearance Agreement directly from NJB. On December 21, 2011, the Registrant entered into an amended and restated forbearance agreement with Pure Path (the “A&R Forbearance”), whereby Pure Path extended the provisions of the NJB Forbearance Agreement.

As of December 21, 2011, the principal amount outstanding on the Loan is $2,047,728 (plus accrued interest). Pure Path agreed to temporarily forbear from initiating legal proceedings, including foreclosure of the Deed of Trust, to enforce collection remedies for such principal amount against the Registrant or its interests in Tonopah under the Loan Agreement, until March 9, 2012 (the “Forbearance Period”).

Furthermore, Pure Path agreed that the Registrant may extend the Forbearance Period for an additional three month period provided that the Registrant notifies Pure Path in writing of its intent to extend and makes an interest payment of accrued interest on or prior to March 9, 2012. Upon such notice and payment, the Forbearance Period will be automatically extended until June 8, 2012.  If (i) Pure Path has not been paid in full on or prior to June 8, 2012 or (ii) the Registrant has not entered into definitive documentation with Pure Path (or another affiliate of Pure Path) for an alternative financing arrangement, then in addition to all other remedies provided for in the A&R Forbearance or in any Loan Document, the Registrant shall issue to Pure Path 5,000,000 shares of its un-registered common stock.

The A&R Forbearance Period will terminate immediately, at Pure Path’s option, and without notice to or action by any party, upon the earlier of: (i) expiration of the Forbearance Period, or (ii) a material breach by the Registrant of the A&R Forbearance Agreement.

A copy of the A&R Forbearance Agreement is filed herewith as Exhibit 10.1, and is incorporated herein by reference. Attached hereto as Exhibit 99.1 is a press release filed by the Registrant on December 22, 2011, with respect to the A&R Forbearance Agreement, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As disclosed in Item 1.01 above, on December 21, 2011, pursuant to the A&R Forbearance, the Registrant agreed to issue 5,000,000 shares of its un-registered common stock to Pure Path in the event the Registrant fails to fulfill certain conditions described in such A&R Forbearance. If such shares are issued, it is anticipated that it will be pursuant to a private placement exempt from registration under the Securities Act of 1933.  If such issuance occurs, the Registrant anticipates that no commissions will be paid to any brokers in connection with the issuance, and the Registrant will not receive any proceeds from such issuance.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2011, Alfred A. Rapetti resigned as the Registrant’s Chief Executive Officer and President. Mr. Rapetti remains a member of the Board of Directors (the “Board”).

Concurrent with Mr. Rapetti’s resignation, the Board appointed Sharon L. Ullman to serve as the Registrant’s interim Chief Executive Officer and as the Executive Chairperson of the Board. Ms. Ullman has served on the Board since March 18, 2011. Ms. Ullman will not receive a salary for this interim position. The Registrant has not entered into an employment agreement with Ms. Ullman.

Ms. Ullman, age 65, was appointed to our Board on March 18, 2011, in connection with the Shea Mining & Milling, LLC transaction. Since June, 2010, Ms. Ullman has served as a co-founder and Manager of Afignis, LLC, a company engaged in the development of mining, natural resource and agricultural opportunities in emerging markets. Afignis holds approximately 40% of our outstanding common stock.  Ms. Ullman has also served as the founder and CEO of S.L. Ullman & Associates, Inc., a private consulting firm active in philanthropic activities and government relations since 2007.  Additionally, since 2007, Ms. Ullman has served as Executive Vice President of Development for Project First Source, a green-tech remediation technology and biomass company providing environmentally neutral solutions currently focused in the Rift Valley and Great Lakes Region of East Africa. She attended CCNY/Baruch College.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Amended and Restated Forbearance Agreement dated December 21, 2011 between Standard Gold, Inc., and Pure Path Capital Management Company, LLC.
99.1	Press Release dated December 22, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD GOLD, INC.

Date: December 22, 2011	By:	/s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer